Fees Summary	Jun. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 238,400,000
Previously Paid Amount	0
Total Fee Amount	36,499.04
Total Offset Amount	0
Net Fee	$ 36,499.04